SCHEDULE OF INVESTMENTS  December 31, 1995

NAME OF ISSUER                                                            RATINGS
                                                               ----------------------------
Percentages represent the  market value of each                INV'M'T    MOODY'S    STD. &  COUPON            PRINCIPAL    MARKET
 investment category to total net assets                        ADVRS   (UNAUDITED)  POOR'S   RATE   MATURITY   AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (59.43%)
   Cleveland Electric Illum. Co. (FSA Insured)                   AAA        Aaa       AAA    9.000%  03-01-17   $ 46,000  $   48,451
   Commonwealth Edison Co. (FSA Insured)                         AAA        Aaa       AAA    9.500   05-01-16     99,000     104,918
   Commonwealth Edison Co. (FSA Insured)                         AAA        Aaa       AAA    9.125   05-01-16     49,000      51,872
   Dayton Power & Light Co. (FGIC Insured)                       AAA        Aa3       AA-    8.150   01-15-26     95,000     106,544
   Dayton Power & Light Co. (FGIC Insured)                       AAA        Aa3       AA-    7.875   02-15-24    125,000     137,528
   Detroit Edison Co. (AMBAC Insured)                            AAA        Aaa       AAA    7.740   06-01-18    150,000     163,346
   Duke Power Co. (FGIC Insured)                                 AAA        Aa2       AA-    8.375   12-01-21     40,000      41,812
   Duke Power Co. (FGIC Insured)                                 AAA        Aa2       AA-    6.750   08-01-25     80,000      78,029
   Gulf Power Co. (FGIC Insured)                                 AAA         A1       A+     8.750   12-01-21     70,000      74,983
   Mississippi Power & Light Co. (FSA Insured)                   AAA        Aaa       AAA    8.500   01-15-23    265,000     291,619
   Pacific Gas & Electric Co. (MBIA Insured)                     AAA        Aaa       AAA    7.250   08-01-26    125,000     135,610
   Public Service Elec. & Gas Co. (FGIC Insured)                 AAA         A2       A-     8.500   06-01-22     94,000     101,928
   Rochester Gas & Electric Corp. (MBIA Insured)                 AAA        Aaa       AAA    7.450   07-30-23    130,000     137,268
   Southern California Edison Co. (FGIC Insured)                 AAA         A2       A+     7.250   03-01-26    100,000     101,889
   Texas Utilities Electric Co. (AMBAC Insured)                  AAA        Aaa       AAA    8.500   08-01-24     47,000      52,210
   Virginia Electric & Power Co. (MBIA Insured)                  AAA        Aaa       AAA    7.250   02-01-23    150,000     162,215
                                                                                                                          ----------
      TOTAL CORPORATE BONDS AND NOTES (COST: $1,722,559)                                                                  $1,790,222
                                                                                                                          ----------
U.S. GOVERNMENT AGENCIES  (25.24%)
   Federal National Mortgage Assn. Notes                         AAA        Aaa       NR     9.050%  05-10-21   $300,000  $  323,157
   Tennessee Valley Authority Bonds                              AAA        Aaa       AAA    8.625   11-15-29    180,000     208,487
   Tennessee Valley Authority Bonds                              AAA        Aaa       NR     7.750   12-15-22    100,000     109,678
   Tennessee Valley Authority Bonds                              AAA        Aaa       NR     7.625   09-01-22    110,000     118,939
                                                                                                                          ----------
      TOTAL U.S. GOVERNMENT AGENCIES (COST: $725,505)                                                                     $  760,261
                                                                                                                          ----------
TAXABLE MUNICIPAL BONDS (12.35%)
  *Peoria, AZ Sports Complex (MBIA Insured)                      AAA        Aaa       AAA    7.700%  07-01-13   $100,000  $  106,272
  *Provo City, UT Energy Sys. (MBIA Insured)                     AAA        Aaa       AAA    7.900   05-15-14    100,000     107,740
  *Westmoreland County, PA (AMBAC Insured)                       AAA        Aaa       AAA    7.500   05-15-13     50,000      52,439
  *Wisconsin Health & Edu. (AMBAC Insured)                       AAA        Aaa       AAA    7.850   08-15-22    100,000     105,575
                                                                                                                          ----------
      TOTAL TAXABLE MUNICIPAL BONDS (COST: $358,106)                                                                      $  372,026
                                                                                                                          ----------
SHORT-TERM SECURITIES (1.82%)
Goldman Sachs Institutional Liquid Assets Treasury
 Instruments Portfolio (Cost:$54,770)                                                                                     $   54,770

TOTAL INVESTMENTS IN SECURITIES (COST: $2,860,940)                                                                        $2,977,279
                                                                                                                          ==========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 1995

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
-----------------------------------
ASSETS
     Investment in securities, at value
      (cost: $2,860,940)                  $  2,977,279
     Accrued dividends receivable                  306
     Accrued interest receivable                52,702
     Deferred organization costs, net              875
                                          ------------

        Total Assets                      $  3,031,162
                                          ------------

LIABILITIES
     Dividends payable                    $     15,257
     Accrued expenses                            3,815
                                          ------------

        Total Liabilities                 $     19,072
                                          ------------


NET ASSETS                                $  3,012,090
                                          ============

       Net asset value per share,
        316,842 shares outstanding        $       9.51
                                          ============


STATEMENT OF OPERATIONS  for the year
 ended December 31, 1995
-------------------------------------

INVESTMENT INCOME
     Interest                             $    224,474
     Dividends                                   3,325
                                          ------------
        Total Investment Income           $    227,799
                                          ------------

EXPENSES
     Investment advisory fees             $     18,006
     Custodian fees                                704
     Transfer agent fees                         4,813
     Accounting service fees                     1,646
     Audit and legal fees                        4,280
     Insurance                                     953
     Directors fees                                825
     Printing and postage                        4,123
     License, fees, and registrations            2,253
     Amortization of organization costs          3,745
                                          ------------
        Total expenses                    $     41,348
     Less expenses waived or absorbed
      by the Fund's manager                     18,573
                                          ------------
        Total Net Expenses                $     22,775
                                          ------------

NET INVESTMENT INCOME                     $    205,024
                                          ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FUTURES:
     Net realized gain (loss) from:
     Investment transactions                    (6,591)
     Futures transactions                     (109,885)
     Net change in unrealized
      appreciation (depreciation) of
      investments                              394,006
                                          ------------
          Net Realized And Unrealized
           Gain (Loss) On Investments     $    277,530
                                          ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $    482,554
                                          ============

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 1995


STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and 1994
-----------------------------------------------

                                                                                           For the Year Ended   For the Year Ended
                                                                                           December 31, 1995    December 31, 1994
                                                                                           ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                                                 $          205,024   $          187,991
     Net realized gain (loss) on investment and futures transactions                                 (116,476)              84,376
     Net unrealized appreciation (depreciation) on investments                                        394,006             (283,579)
                                                                                           ---------------------------------------
                     Net Increase (Decrease) in Net Assets Resulting From Operations       $          482,554   $          (11,212)
                                                                                           ---------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                                                  $         (205,024)  $         (187,991)
     Distributions from net realized gain on investment and futures transactions                            0              (84,376)
                                                                                           ---------------------------------------
          Total Dividends and Distributions                                                $         (205,024)  $         (272,367)
                                                                                           ---------------------------------------

CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                                                          $          209,568   $          925,405
     Proceeds from reinvested dividends                                                               190,630              104,946
     Cost of shares redeemed                                                                         (483,527)            (373,958)
                                                                                           ---------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                                                  $          (83,329)  $          656,393
                                                                                           ---------------------------------------

TOTAL INCREASE IN NET ASSETS                                                               $          194,201   $          372,814

NET ASSETS, BEGINNING OF PERIOD                                                                     2,817,889            2,445,075
                                                                                           ---------------------------------------

NET ASSETS, END OF PERIOD                                                                  $        3,012,090   $        2,817,889
                                                                                           =======================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 1995


Note 1. ORGANIZATION

        ND Insured Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on November 27, 1990 and commenced operations on March 19, 1991. The Funds objective is to provide as high a level of current income as is consistent with prudent investment management, preservation of capital, and ready marketability of its portfolio. The Fund will seek to achieve this objective by investing primarily in a portfolio of debt securities, including US Government securities and insured corporate bonds.

        Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.5% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        INVESTMENT SECURITY VALUATION - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

        DEFERRED ORGANIZATION COSTS - Costs incurred by the Fund in connection with the initial registration and public offering of shares of the Fund amounted to $18,725. These costs have been paid by ND Holdings, Inc. (the Fund's sponsor) and may be reimbursed by the Fund. These costs are currently being waived by ND Holdings, Inc. and are being amortized over a five year period. If the Manager redeems any or all of its shares in the Fund representing initial capital prior to the end of the 60-month amortization period, the Manager will reimburse the Fund for the unamortized balance in the same proportion as the number of shares redeemed bear to the number of initial shares outstanding at the time of redemption.

        FEDERAL AND STATE INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and any net realized gain on investments, to its shareholders. Therefore, provision for income taxes is required.

        DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

        INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

        FUTURES CONTRACTS AND OPTIONS - The Fund may purchase and sell financial futures and option contracts to hedge against changes in the values of securities the Fund owns or expects to purchase.

        A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of US Government securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index, and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.

        The Fund may purchase options on financial futures contracts. Daily fluctuations in the value of the options are recorded for financial reporting purposes as unrealized gains or losses by the fund. Upon sale or expiration of the option, the Fund will realize, for book purposes, a gain or loss equal to the difference between the cost of the option and the value on sale or expiration date.

        Certain risks may arise upon entering into futures contracts and options. These risks may include changes in the value of the futures contracts and options that may not directly correlate with changes in the value of the underlying securities.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. SHARE TRANSACTIONS
        As of December 31 1995, there were 200,000,000 shares of $.001 par value authorized; 316,842 and 325,280 were outstanding at December 31, 1995 and, 1994, respectively.

        Transactions in capital shares were as follows:

                                                          Shares                          Amount
                                               -----------------------------   -----------------------------
                                                  For the         For the         For the         For the
                                                 year ended      year ended      year ended      year ended
                                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1995   Dec. 31, 1994
                                               -------------------------------------------------------------
Shares sold                                        22,961         100,550        $ 209,568       $ 925,405
Shares issued on reinvestment of dividends         21,438          11,396          190,630         104,946
Shares redeemed                                   (52,837)        (40,927)        (483,527)       (373,958)
                                               -------------------------------------------------------------
Net increase (decrease)                            (8,438)         71,019        $ (83,329)      $ 656,393
                                               =============================================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

        The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of .60% of the Fund's average daily net assets. Total investment advisory fees incurred during the year ended December 31, 1995 were $10,771. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

        ND Holdings, Inc. has elected to reimburse certain administrative costs incurred by the Fund to provide a fair return to the investors during the growth stage of the Fund. As the Fund grows, these expenses will be assumed gradually by the Fund. The expenses reimbursed by ND Holdings, Inc. for the year ended December, 1995 amounted to $18,573.

        As of December 31, 1995, the Fund owed ND Money Management $1,077 for investment advisory fees incurred but not paid, and owed ND Holdings, Inc. $875 for unamortized costs associated with the initial registration and public offerings of the shares of the Fund, and $957 for other expenses.

Note 5. INVESTMENT SECURITY TRANSACTIONS

        Proceeds from sale of investment securities (excluding short-term securities) aggregated $100,000 and $150,422 for corporate bonds and notes and U.S. government obligations respectively, with no purchases for the year ended December 31, 1995.

Note 6. CALCULATION OF PUBLIC OFFERING PRICE

        Using the net asset value of one share and the sales charge percentage, the maximum public offering price was determined as follows for an investment of less than $100,000 made on December, 1995:

                                       Divided by
                        Net Asset    (1.00 - 0.045)  Maximum
                        Value of      For a 4.50%    Offering
                        One Share     Sales Charge    Price
                        -----------  --------------  --------
                          $9.51            .955        $9.96

        On sales of greater than $100,000, the sales charge is reduced on a sliding scale.

Note 7. SPECIAL RISK CONSIDERATIONS

        The Fund is registered as a non-diversified investment company, and therefore will be able to invest a relatively high percentage of its assets in a limited number of issuers, thus making the Fund more susceptible to a single economic, political, or regulatory occurrence than a diversified company. The Fund also is exposed to a certain degree of market risk and liquidity risk in that as cash flow needs arise, investment securities may have to be sold under unfavorable market conditions.

        Under normal market conditions, at least 65% of the Fund's portfolio securities will be protected by insurance. The insurance policies guarantee only the timely payment of principal and interest on the insured securities. Market value, which may fluctuate due to changes in interest rates or factors affecting the credit of the issuer or the insurer, is not insured.

Note 8. INVESTMENT IN SECURITIES

        At December 31, 1995, the aggregate cost of securities for federal income tax purposes was $2,860,940, and the net unrealized appreciation of investments based on the cost was $116,338, which is comprised of $117,694 aggregate gross unrealized appreciation and $1,356 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                             For the Year      For the Year    For the Year      For the Year     For the Period
                                                Ended             Ended           Ended             Ended        Since Inception
                                             December 31,      December 31,     December 31,      December 31,   (March 19, 1991
                                                 1995              1994             1993              1992     to December 31, 1991)
                                             --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 8.66            $ 9.62         $ 9.68             $ 9.69          $ 9.55
                                             --------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                       $  .62            $  .64         $  .68             $  .73          $  .60
     Net realized and unrealized
      gain (loss) on investments
      and futures transactions                      .85              (.70)          (.01)              (.01)            .14
                                             --------------------------------------------------------------------------------------
        Total From Investment Operations         $ 1.47            $ (.06)        $  .67             $  .72          $  .74
                                             --------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income        $ (.62)           $ (.64)        $ (.68)            $ (.73)         $ (.60)
     Distributions from net realized gains            0              (.26)          (.05)               .00             .00
                                             --------------------------------------------------------------------------------------
        Total Distributions                      $ (.62)           $ (.90)        $ (.73)            $ (.73)         $ (.60)
                                             --------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $ 9.51            $ 8.66         $ 9.62             $ 9.68          $ 9.69
                                             ======================================================================================
TOTAL RETURN                                      17.53%(C)          (.58)%(C)      6.86%(C)           7.78%(C)      10.47%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
      (in thousands)                             $3,012            $2,818         $2,445             $1,839         $1,251
     Ratio of net expenses (after expense
      assumption) to average net assets             .76%(B)           .65%(B)       0.85%(B)           1.31%(B)       0.82%(A)(B)
     Ratio of net investment income to
      average net assets                           6.85%             7.02%          7.11%              7.56%          7.58%(A)
     Portfolio turnover rate                       0.00%(D)         14.55%        102.00%             58.00%          0.00%(E)

(A) Ratio was annualized.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $18,573, $23,697, $35,570, $32,228 and $39,704, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 1.38%, 1.53%, 2.52%, 3.40%, and 7.27%, respectively. 1991 percentage of 7.27% includes 2.24% of federal and state income tax.
(C) Excludes maximum sales charge of 4.5%.
(D) No investment securities were purchased during the period.
(E) No investment securities were sold during the period.

                             [GRAPH APPEARS HERE]

            Comparison of change in value of $10,000 investment in ND Insured Income Fund, Inc. and Lehman Corporate Bond Index (Unaudited)

-------------------------------------------------------------------------------
           ND Insured Income Fund    ND Insured Income Fund    Lehman Corporate
            without sales charge    with maximum sales charge     Bond Index
-------------------------------------------------------------------------------
3/19/1991        $10,000                     $9,550                $10,000
-------------------------------------------------------------------------------
     1992        $10,510                    $10,276                $11,507
-------------------------------------------------------------------------------
     1993        $11,514                    $11,112                $12,506
-------------------------------------------------------------------------------
     1994        $12,414                    $11,856                $14,028
-------------------------------------------------------------------------------
     1995        $12,342                    $11,787                $13,477
-------------------------------------------------------------------------------
     1996        $14,506                    $13,854                $16,474
-------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT



To the Shareholders and Board of Directors of ND Insured Income Fund, Inc.


We have audited the accompanying statement of assets and liabilities of ND Insured Income Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of ND Insured Income Fund, Inc. for the period from inception (March 19, 1991) through December 31, 1991, were audited by other auditors whose report dated February 20, 1992, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Insured Income Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

February 12, 1996